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                                                                 EXHIBIT 10

                           ARTHUR ANDERSEN LLP



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52707 for Hartford Life and Annuity Insuanace Company Separate Account Three on Form N-4.

                                        Arthur Andersen LLP


Hartford, Connecticut
July 7, 1998